                                                                   Exhibit 21.01


                                                   Subsidiaries

---------------------------------------- ------------------------------------- -------------------------------------
              SUBSIDIARY                 JURISDICTION OF ORGANIZATION                      d/b/a NAMES
---------------------------------------- ------------------------------------- -------------------------------------
Aircorp II, Inc.                         Texas
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 347, Inc.                       Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 369, Inc.                       Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 373, Inc.                       Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 11111, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 20527, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 20527 Trust                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 20622, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 20624 and 20626, Inc.           Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 20627, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 21955, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 22055, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 22067 Trust                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 22120, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 22121, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 22122, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 22222, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 22620, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 22688, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 22688 Trust                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 22689, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 22689 Trust                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23230, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23345, Inc.                     Florida
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23377, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23506, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23771, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23772, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23623, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23830, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23895, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23922, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 29328, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23928 Trust                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23929, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23929 Trust                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23983, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 23983 Trust                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 24176, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 24176 Trust                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 24209, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 24355, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 24356, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 24451, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 24451 Trust                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 24474, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 24497, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 24497 Trust                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 24813, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 24837, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 25221, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 25262, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 45775, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 46095, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 46941, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 48008, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 48009, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 48024, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 48025, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 49104, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 49262, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 49263, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 49368, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 49632, Inc.                     Florida
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 53015, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 53623, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft 53624, Inc.                     Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Aircraft Finance Trust                   Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Alphamstone Limited                      Ireland
---------------------------------------- ------------------------------------- -------------------------------------
Amaistre Ltd.                            Ireland
---------------------------------------- ------------------------------------- -------------------------------------
American Capital Resources               New York                              NY American Capital Resources
---------------------------------------- ------------------------------------- -------------------------------------
American Video Games and                  Missouri
Computers, Inc.
---------------------------------------- ------------------------------------- -------------------------------------
Avalon Leasing Corporation               Delaware
---------------------------------------- ------------------------------------- -------------------------------------
B&A Leasing Corporation                  Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Bionic Leasing Corporation               Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Boulder Capital Group, Inc.              Colorado
---------------------------------------- ------------------------------------- -------------------------------------
Boulder Capital Mortgage                 Colorado
Corporation
---------------------------------------- ------------------------------------- -------------------------------------
Boulder Capital of New York, Inc.        Colorado
---------------------------------------- ------------------------------------- -------------------------------------
Bulbeck Limited                          Ireland
---------------------------------------- ------------------------------------- -------------------------------------
Cauff, Lippman Aviation, Inc.            Florida                               UniCapital Air Group
---------------------------------------- ------------------------------------- -------------------------------------
Chickney Limited                         Ireland
---------------------------------------- ------------------------------------- -------------------------------------
CLA Canada, Inc.                         Florida
---------------------------------------- ------------------------------------- -------------------------------------
CLA-DOA, Inc.                            Delaware
---------------------------------------- ------------------------------------- -------------------------------------
CLA Enterprises, Inc.                    Delaware
---------------------------------------- ------------------------------------- -------------------------------------
CLA Holdings, Inc.                       Delaware
---------------------------------------- ------------------------------------- -------------------------------------
CL Aircraft Marketing, Inc.              Delaware
---------------------------------------- ------------------------------------- -------------------------------------
CLC 747, Inc.                            Delaware
---------------------------------------- ------------------------------------- -------------------------------------
CLC Engine Leasing, Inc.                 Delaware
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
CL Aircraft VIII, Inc.                   Delaware
---------------------------------------- ------------------------------------- -------------------------------------
CL Aircraft XXXIV, Inc.                  Florida
---------------------------------------- ------------------------------------- -------------------------------------
Diamond Head Associates, LLC             Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Galaxy Aircraft Corp.                    Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Haysthorpe Limited                       Ireland
---------------------------------------- ------------------------------------- -------------------------------------
HLC Financial, Inc.                      Delaware                              HLC Financial Service
---------------------------------------- ------------------------------------- -------------------------------------
Horthlew Limited                         Ireland
---------------------------------------- ------------------------------------- -------------------------------------
Information Control Systems, Inc.        Missouri
---------------------------------------- ------------------------------------- -------------------------------------
JJ Leasing, Inc.                         Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Jacom Computer Services, Inc.            New York
---------------------------------------- ------------------------------------- -------------------------------------
Jetz, Inc.                               Delaware                              Jetz of Delaware, Inc.
---------------------------------------- ------------------------------------- -------------------------------------
Jumbo Jet, Inc.                          Delaware                              Heavy Jumbo, Inc.
---------------------------------------- ------------------------------------- -------------------------------------
Jumbo Jet Leasing, LP                    Delaware
---------------------------------------- ------------------------------------- -------------------------------------
K.L.C. Inc.                              Connecticut                           Keystone Leasing
                                                                               K.L.C., Inc. Connecticut
                                                                               K.L.C. Leasing
                                                                               K.L.C. of Connecticut
                                                                               Keystone K.L.C., Inc.
---------------------------------------- ------------------------------------- -------------------------------------
LeaseAdvisor.com, LLC                    Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Matcan International, Inc.               Barbados
---------------------------------------- ------------------------------------- -------------------------------------
Matcan Leasing, Inc.                     Utah
---------------------------------------- ------------------------------------- -------------------------------------
Matrix Credit Corporation                Utah
---------------------------------------- ------------------------------------- -------------------------------------
Matrix Funding Corporation               Utah                                  Matrix Credit
---------------------------------------- ------------------------------------- -------------------------------------
Merrimac Financial Associates, Inc.      Delaware
---------------------------------------- ------------------------------------- -------------------------------------
The Myerson Companies, Inc.              Delaware                              BSB Leasing
---------------------------------------- ------------------------------------- -------------------------------------
Nounsley Limited                         Ireland
---------------------------------------- ------------------------------------- -------------------------------------
NSJ-DOA, Inc.                            Delaware
---------------------------------------- ------------------------------------- -------------------------------------
The NSJ Group, Inc.                      Delaware
---------------------------------------- ------------------------------------- -------------------------------------
NSJ Support, Inc.                        Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Praxis Paradigm Synergies, Inc.          Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Saddleback Financial Corporation         Delaware                              Saddleback Financial Center
---------------------------------------- ------------------------------------- -------------------------------------
SFC Capital Group Corporation            Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Shimpling Limited                        Ireland
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
Skywatch Registered Agents, Inc.         Florida
---------------------------------------- ------------------------------------- -------------------------------------
SLC International Trading                Missouri
Corporation
---------------------------------------- ------------------------------------- -------------------------------------
Sonic Leasing Corporation                Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Stuie II Corp.                           Delaware
---------------------------------------- ------------------------------------- -------------------------------------
Stuie III Corp.                          Delaware
---------------------------------------- ------------------------------------- -------------------------------------
SWR Aircraft Group, Inc.                 Florida
---------------------------------------- ------------------------------------- -------------------------------------
SWR 767, Inc.                            Florida
---------------------------------------- ------------------------------------- -------------------------------------
SWR Brazil 767, Inc.                     Florida
---------------------------------------- ------------------------------------- -------------------------------------
Tailwind International AB                Sweden
---------------------------------------- ------------------------------------- -------------------------------------
UCP Engines, Inc.                        Delaware
---------------------------------------- ------------------------------------- -------------------------------------
UCP Engines Trust                        Delaware
---------------------------------------- ------------------------------------- -------------------------------------
UCP German Holdings, Inc.                Delaware
---------------------------------------- ------------------------------------- -------------------------------------
UCP GP SPE 1998-1 LLC                    Nevada
---------------------------------------- ------------------------------------- -------------------------------------
UCP Operating SPE 1998-1                 Nevada
Limited Partnership
---------------------------------------- ------------------------------------- -------------------------------------
UCP Borrowing SPE 1998-1                 Nevada
Limited Partnership
---------------------------------------- ------------------------------------- -------------------------------------
UCP Qualifying SPE 1998-1                Nevada
Limited Partnership
---------------------------------------- ------------------------------------- -------------------------------------
UCP Warehouse Holdings, Inc.             Delaware
---------------------------------------- ------------------------------------- -------------------------------------
UCP Warehouse SPE 1999-2 LLC             Nevada
---------------------------------------- ------------------------------------- -------------------------------------
UCP Warehouse SPE 1999-3 LLC             Nevada
---------------------------------------- ------------------------------------- -------------------------------------
UCP 1999-1 LLC I                         Nevada
---------------------------------------- ------------------------------------- -------------------------------------
UCP 1999-1 LLC II                        Nevada
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital AFT-I, Inc.                   Delaware
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital AFT-II, Inc.                  Delaware
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital Aircraft Engine Group, Inc.   Delaware
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital Air Group, Inc.               Delaware
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital Funding Corporation           Delaware
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital Mexico Group, Inc.            Delaware
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital Mexico Holdings, LLC          Delaware
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital of Mexico, S.A. de c.v.       Mexico
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
UniCapital Operations Group, Inc.        Delaware                              PFSC
                                                                               Portfolio Financial Servicing Co.
                                                                               Parrish Financial Servicing Co.
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital Rail Group                    Delaware
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital Securities Corp.              Texas
---------------------------------------- ------------------------------------- -------------------------------------
UniCapital Technology Corporation        Delaware                              UniCapital IT Solutions
---------------------------------------- ------------------------------------- -------------------------------------
Varilease Canada Incorporated            Nova Scotia
---------------------------------------- ------------------------------------- -------------------------------------
Varilease Capital Corporation            Michigan                              Varitech
---------------------------------------- ------------------------------------- -------------------------------------
Varilease Corporation                    Michigan                              UniCapital IT Solutions
---------------------------------------- ------------------------------------- -------------------------------------
Varilease/GATX Leasing                   Michigan
Corporation No. 1
---------------------------------------- ------------------------------------- -------------------------------------
Varilease/GATX Limited                   Michigan
Partnership No. 1
---------------------------------------- ------------------------------------- -------------------------------------
VLC, LLC                                 Michigan
---------------------------------------- ------------------------------------- -------------------------------------
The Walden Asset Group, Inc.             Massachusetts
---------------------------------------- ------------------------------------- -------------------------------------
Wimbish Limited                          Ireland
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------